Exhibit 99.1

II-VI INCORPORATED COMPLETES THE ACQUISITION OF COHERENT, FORMING A GLOBAL LEADER IN MATERIALS, NETWORKING, AND LASERS

The combined company will be named Coherent and will trade under the ticker symbol COHR on the Nasdaq stock market on a date soon to be announced.

Pittsburgh and Santa Clara, Calif., July 1, 2022 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq: IIVI) today successfully completed the acquisition of Coherent, Inc. (Nasdaq: COHR), forming a global leader in materials, networking, and lasers.

Under the terms of the merger agreement, each share of Coherent common stock was converted into the right to receive $220.00 in cash and 0.91 of a share of II-VI common stock.

Both organizations bring their own formidable strengths. The combined business will be more distributed across the value chain from materials to components, subsystems, systems, and service. II-VI’s scale, at the levels of the value chain where expertise in materials matters, is complementary to Coherent’s scale where laser systems play. The combined company will leverage that complementary scale in ways that will really matter to our customers in strategic markets.

“Coherent is an innovator with a rich portfolio of some of the most advanced technologies in the world, which have been transformative in a broad range of markets,” said Dr. Vincent D. Mattera, Jr., Chair and CEO of II-VI. “I would like to thank Andy Mattes for his leadership of Coherent and enabling a very successful integration planning process.”

Dr. Mattera continued, “I am also very excited to announce a new direction for our brand: We plan for the combined company to be named Coherent. We will soon announce the date of the launch of our new brand identity. While the name Coherent has a strong association with lasers, the broader meaning of the word is ‘bringing things together.’ It represents our diversity in thinking distilled into our clarity of purpose, our unity in action, and our broader sense of engagement by connection to our mission, vision, and values.

“With our foundation in materials and our unstoppable imagination, we will enable the next evolution of the cloud, 3D sensing, electric vehicles, additive manufacturing, the commercialization of space, and the personalization of health care, just to name a few. We are together on a journey towards a future that will be increasingly mobile, intelligent, and electric, accelerating the pace of innovation and enabling a stream of spectacular successes that will sustainably change the world around us,” he said.

The combined company will serve the four markets of industrial, communications, electronics, and instrumentation, which together represent a fast-growing total addressable market of $65 billion. All four markets are growing and provide exciting opportunities for our employees to play an increasingly larger role in transforming the world. The combined company’s global workforce of over 28,000 associates in 130 locations worldwide is dedicated to the Company’s enduring vision of a world transformed through innovations vital to a better life today and the sustainability of future generations.

Management and Board of Directors

II-VI will continue to be led by a proven leadership team that leverages the strengths of the combined company and will continue to leverage a Board of Directors comprised of seasoned executives and thought leaders from highly diverse industries. We are also pleased to welcome Stephen A. Skaggs and Sandeep S. Vij, former directors of Coherent, to our Board.

Reporting Segments

The combined company will be organized into three business segments. Dr. Giovanni Barbarossa will continue to serve as the Chief Strategy Officer of the company and lead the Materials Segment, previously referred to as the Compound Semiconductors Segment. Sunny Sun will continue to lead the Networking Segment, which was previously the Photonic Solutions Segment. Dr. Mark Sobey, formerly the COO and Executive Vice President of Coherent, will be the President of our new Lasers Segment.

Together, these three powerful segments will be the vanguard of our new brand promise: We will empower our customers to define the future through our breakthrough technologies. Our three segments will deliver innovations that resonate strongly with our customers.

Advisors

Allen & Company LLC and J.P. Morgan Securities LLC are acting as II-VI’s financial advisors, and Wachtell, Lipton, Rosen & Katz and K&L Gates LLP are serving as legal advisors to II-VI.

Bank of America and Credit Suisse are serving as financial advisors to Coherent, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Coherent.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, II-VI has research and development, manufacturing, sales, service, and distribution facilities worldwide. II-VI produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information about II-VI, visit II-VI’s website at www.ii-vi.com.

Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II-VI believes that all forward-looking statements made in this press release have a reasonable basis, but there can be no assurance that the expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the substantial indebtedness incurred in connection with the acquisition of Coherent (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iii) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (iv) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (v) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (vi) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of II-VI and Coherent; (vii) potential adverse reactions or changes to business relationships resulting from the Transaction; (viii) the ability of II-VI to retain and hire key employees; (ix) the purchasing patterns of customers and end users; (x) the timely release of new products, and acceptance of such new products by the market; (xi) the introduction of new products by competitors and other competitive responses; (xii) II-VI’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiii) II-VI’s ability to devise and execute strategies to respond to market conditions; (xiv) the risks to anticipated growth in industries and sectors in which II-VI operates; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xvii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; (xviii) pricing trends, including II-VI’s ability to achieve economies of scale; and/or (xix) uncertainty as to the long-term value of II-VI common stock. II-VI disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

While the list of factors discussed above are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II-VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II-VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. II-VI assumes no obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

II-VI
Investors: Mary Jane Raymond Chief Financial Officer investor.relations@ii-vi.com www.ii-vi.com/contact-us	Media: Sard Verbinnen & Co George Sard / Jared Levy / David Isaacs II-VI-SVC@sardverb.com

Coherent
Investors: Charlie Koons Brunswick Group +1 (917) 246-1458	Media: Jonathan Doorley / Rebecca Kral Brunswick Group +1 (917) 459-0419 / +1 (917) 818-9002

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